Supplement dated June 10, 2014 to the

PNC Advantage Funds Statement of Additional Information (“SAI”)

Dated September 30, 2013

This Supplement provides new and additional information beyond that contained in the above-mentioned SAI and should be read in conjunction with the SAI.

A.  Effective May 23, 2014, Kevin A. McCreadie resigned as President of PNC Advantage Funds. As of the date of this supplement, all references to Mr. McCreadie in the section entitled “Trustees and Officers” of the SAI are deleted and removed in their entirety.

B.  On June 5, 2014, Jennifer E. Spratley resigned as Vice President of PNC Advantage Funds and was appointed President of PNC Advantage Funds by the Board of Trustees, effective immediately.  She will also serve in this same capacity for PNC Funds.

C.  Jeffrey P. Pruitt, the Chief Compliance Officer of PNC Advantage Funds, has submitted his resignation to be effective on June 20, 2014.  As a result on June 20, 2014, all references to Mr. Pruitt in the section entitled “Trustees and Officers” of the SAI are to be deleted and removed in their entirety.  The Board of Trustees has appointed Michael Donahoe to serve as Chief Compliance Officer of PNC Advantage Funds on an interim basis, effective June 20, 2014.  He will also serve in this same capacity for PNC Funds.  Mr. Donahoe’s principal occupation(s) during the past five years or longer is as follows:

Chief Compliance Officer, PNC Capital Advisors, LLC since 2011; Chief Compliance Officer PNC Realty Investors, Inc. since 2011; Senior Vice President of Fund Administration and Compliance at Citi’s Securities and Fund Services Group, 2006 — 2011.

Please contact PNC Advantage Funds at 1-800-364-4890 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-ADVSAI-0614